- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                    MONARCH
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                        THE MONARCH MACHINE TOOL COMPANY

                               SIDNEY, OHIO 45365


                                [MONARCH LOGO]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 2, 1995

     The Annual Meeting of Shareholders of THE MONARCH MACHINE TOOL COMPANY, an Ohio corporation, will be held at the office of the Company, 615 North Oak Street, Sidney, Ohio, on Tuesday, May 2, 1995, at 1:00 o'clock P.M., Eastern Daylight Savings Time, for the following purposes:

     1. To elect three Directors to serve for a term expiring in 1998;

     2. To act upon such other matters, including the shareholder proposal (described in the accompanying proxy statement), as may properly come before the meeting.

     The close of business on March 14, 1995, has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of the meeting and to vote.

By Order of the Board of Directors

                                                        ROBERT J. SIEWERT
                                                            President

March 28, 1995

- ----------------------------------------------------------------------------
|                                  IMPORTANT                                |
|       YOUR PROXY IS ENCLOSED, PLEASE  SIGN AND RETURN YOUR PROXY NOW.     |
|      THE ENCLOSED RETURN ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE    |
|                                UNITED STATES.                             |
- -----------------------------------------------------------------------------

                        THE MONARCH MACHINE TOOL COMPANY
                              615 NORTH OAK STREET
                               SIDNEY, OHIO 45365

                               ------------------

                                PROXY STATEMENT
                               ------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 1995

SOLICITATION OF PROXY

     The accompanying Proxy is being solicited by the Board of Directors, and the persons named in the Proxy have been selected by it. Solicitation is to be made through the mails; the cost of preparing, assembling, and mailing the form of Proxy and material used in the solicitation is to be paid by the Company. The shares represented by Proxies in the accompanying form that are duly executed and received by the Board of Directors before 1:00 o'clock P.M. on May 2, 1995, will be voted. This Notice and Proxy Statement is being mailed to shareholders on March 28, 1995.

REVOCATION OF PROXY

     A shareholder may revoke a proxy at anytime prior to its exercise by delivering to the Company a later dated Proxy or by giving notice to the Company in writing or in open meeting.

VOTING SECURITIES

     In accordance with the Regulations of the Company, the Board of Directors has designated the close of business on March 14, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of that date, an aggregate of 3,759,724 voting shares, comprised of 3,744,967 Common Shares and 14,757 Series A Preferred Shares, were outstanding and entitled to one vote each.

     The holders of voting shares represented, in person or by proxy, at the Annual Meeting constitute a quorum for the election of directors; but for any other purpose, the holders of a majority of the outstanding voting shares of the Company must be represented at the meeting, in person or by proxy.

     Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular proposal as well as shares present at the Annual Meeting. Where nominee shareholders are not permitted to vote on a specific issue because they did not receive specific instructions on the specific issue from the beneficial owners of the shares ("Broker Nonvotes"), such Broker Nonvotes will be treated as not present at the meeting for purposes of calculating the results of the vote on the specific issue. Accordingly, abstentions and Broker Nonvotes have the effect of a negative vote on any proposal where the vote required to pass the proposal is a percentage of the outstanding shares, but only abstentions have the effect of a negative vote when the vote required to pass a proposal is a percentage of the shares present at the Annual Meeting.

     Under Ohio General Corporation Law the nominees for election as Directors receiving the most votes are elected. Ohio law also provides that, if notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than 48 hours before the time fixed for the holding of the meeting that he desires that the voting for the election of Directors be cumulative, and, if an announcement of the giving of the notice is made upon the convening of the meeting, each shareholder shall have the right to cumulate such voting power as he possesses in the election of Directors and to give one candidate as many votes as the number of Directors to be elected multiplied by the number of his votes equals, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

     In the event that Directors are elected by cumulative voting and the cumulated votes represented by Proxies given to the Board of Directors are insufficient to elect all the nominees of the Board, then the Board's proxy agents will vote such proxies cumulatively for the election of as many of the nominees named below as possible, and in such order as the proxy agents may determine. The order in which proxies may be cumulated by the proxy agents will depend on a number of factors, including the number of directors that can be elected based upon the shares voted for the Board's nominees and the manner in which shareholders cumulate their votes in favor of particular candidates.

BOARD OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with two classes comprised of three directors and the other class being comprised of four directors. One class of directors is elected at each Annual Meeting of Shareholders for a term of three years.

     At the 1995 Annual Meeting, shareholders will elect three directors who will hold office until the Annual Meeting of Shareholders in 1998. The three persons who have been nominated by the Board of Directors are William A. Enouen, Joseph M. Rigot, and Robert J. Siewert, all of whom are currently directors of the Company and are nominated to succeed themselves. In case any of these nominees is, for any reason, not a candidate at the Annual Meeting, the Proxy to that extent will be voted for such person or persons as the Board of Directors may recommend. The Board, however, knows of no reason to anticipate that this will occur.

     The nominees for election to the class of Directors whose term of office will expire in 1998, and the other Directors whose terms of office continue after the meeting, with information as to each of them, as of February 28, 1995, are as follows:

                                                                              EXPIRATION
                                                                                 OF
                                                                               PRESENT
                                                                  YEAR         TERM OR
                                                                  FIRST          OF
                         NAME, AGE,                              ELECTED      TERM FOR
         PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,                AS           WHICH
                  AND OTHER DIRECTORSHIPS                       DIRECTOR      NOMINATED
- ------------------------------------------------------------    ---------     ---------
DAVID E. LUNDEEN (age 66), Retired as Vice President of the        1970          1997
  Company and General Manager, Monarch Cortland, in November
  1994, a position he had held for more than five years.

ROBERT B. MEEKER (age 66), President, Robert B. Meeker             1973          1997
  Consultants since 1981; Senior Vice President and Group
  Executive, Hobart Corporation, Troy, Ohio, manufacturer of food processing and related machinery, prior to 1981. (2)
  (3)

JOHN M. RICHARDSON (age 74), Retired on December 31,1982;          1979          1997
  Senior Vice President, A. O. Smith Corporation,
  diversified manufacturer of automobile and truck frames,
  water heaters, agricultural equipment, and electric
  motors, prior to December 31, 1982. (2) (3) (4)

JOHN A. BERTRAND (age 56), President of A. O. Smith                1993          1996
  Electrical Products Company, a manufacturer of electric
  motors (a division of A. O. Smith Corporation), for more
  than five years. (1) (2) (4)

WALDEMAR M. GOULET (age 59), Professor of Finance at Wright        1991          1996
  State University for more than five years and former Dean
  of the College of Business and Administration at Wright
  State University. (1)

KENNETH H. HOPKINS (age 66), Chairman of the Board of Field        1993          1996
  Abrasive Incorporated, a manufacturer of abrasive
  specialties, for more than five years. (1)

JOHN F. TORLEY (age 83), Chairman and Director of Morris           1966          1996
  Bean & Co.; President from 1985 to 1992 of the Miami
  Valley Research Institute, a promoter of research at local universities in the Dayton, Ohio area, and former
  President and current Director of the related Miami Valley
  Research Foundation; formerly Chairman of the Board and
  Chief Executive Officer, Amcast Industrial Corporation,
  Dayton, Ohio, producer of metal castings; Director of Van
  Dyne Crotty, Inc. (1) (2) (3) (4)

                                        3

                                                                              EXPIRATION
                                                                                 OF
                                                                               PRESENT
                                                                  YEAR         TERM OR
                                                                  FIRST          OF
                         NAME, AGE,                              ELECTED      TERM FOR
         PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,                AS           WHICH
                  AND OTHER DIRECTORSHIPS                       DIRECTOR      NOMINATED
- ------------------------------------------------------------    ---------     ---------
JOSEPH M. RIGOT (age 51), Partner-in-Charge, Thompson, Hine        1994          1998
  and Flory, Dayton, Ohio office (attorneys) since May 1993
  and a partner in such firm for more than five years. (3)
  (5)

WILLIAM A. ENOUEN (age 66), Retired beginning December 1,          1990          1998
  1993; Senior Vice President and Chief Financial Officer,
  The Mead Corporation, Dayton, Ohio, a forest products and
  electronic publishing company, prior to December 1, 1993;
  Director of Morris Bean & Co. (1) (2) (4)

ROBERT J. SIEWERT (age 57), President of the Company since         1988          1998
  April 1988; formerly Vice President and General
  Manager-Machine Tool Group of Oerlikon Motch Corporation,
  a manufacturer of metal working machine tools, from August
  1986 to April 1988, and Vice President and General Manager
  of Giddings & Lewis Machine Tool Company, a manufacturer
  of machine tool equipment, from August 1984 to August 1986 and of its Davis Tool Company subsidiary for more than
  five years prior to August 1984; Director of Peerless
  Machinery Corp. (2)

- ---------------

(1) Member of the Audit Committee, which met twice during 1994 for the purpose of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination, considering recommendations of the independent auditors, reviewing the adequacy of the Company's systems of internal accounting controls with the independent auditors and management, and recommending to the Board of Directors the selection of independent auditors for the year.

(2) Member of the Executive Committee, which met once during 1994. The Executive Committee has responsibility for acting on various matters between meetings of the Board of Directors.

(3) Member of the Compensation Committee, which met twice during 1994.

(4) Member of the Nominating Committee, which met once during 1994. The Nominating Committee is willing to consider any shareholder recommendations respecting possible candidates for positions on the Board of Directors, and a shareholder desiring to submit a recommendation to the Committee may do so by sending the candidate's resume to the Secretary of the Company.


(5) The law firm of Thompson, Hine and Flory performed legal services for the Company last year and is performing legal services for the Company during the current year.

     During 1994, there were four meetings of the Board of Directors, in addition to meetings of Board committees. No Director attended fewer than 75 percent of the total number of Board meetings and meetings held by the Committees of the Board on which he served. A member of the Board of Directors who is not an officer of the Company is compensated for services as a Director at the annual rate of $10,000 and also receives $800 per meeting for attendance at Board meetings. In addition, a non-officer Director who serves on a Board Committee is compensated for services on the basis of $600 per meeting for attendance at Committee meetings, or $800 per meeting if he is Chairman of the Committee.


OWNERSHIP OF SHARES

     The following table sets forth, as of March 14, 1995 unless otherwise indicated, the number and percent of the Company's Common Shares beneficially owned by each Director or nominee for election as a Director of the Company, by each Named Officer, by each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Shares, and by all of the Company's Directors and executive officers as a group.

                                         NUMBER OF COMMON
       NAME OF INDIVIDUAL OR                  SHARES             PERCENT
               GROUP                   BENEFICIALLY OWNED(1)     OF CLASS
- -----------------------------------    ---------------------     --------
John A. Bertrand...................               200               (2)
William A. Enouen..................             1,000               (2)
Waldemar M. Goulet.................               500               (2)
Kenneth H. Hopkins.................             1,000               (2)
Robert J. Kindt....................             1,500               (2)
David E. Lundeen...................            12,600               (2)
Robert B. Meeker...................             4,672               (2)
John M. Richardson.................               100               (2)
Joseph M. Rigot....................               500               (2)
Robert J. Siewert..................             6,225               (2)
John F. Torley.....................             8,056               (2)
14 Directors and executive officers
  as a group, including those
  listed above.....................            39,555               1.1%
Dimensional Fund Advisors, Inc.....           232,800(3)            6.2%
Foyston, Gordon & Payne, Inc.......           255,300(4)            6.8%
Tweedy, Browne Company L.P., TBK
  Partners, L.P. and Vanderbilt
  Partners, L.P....................           270,918(5)            7.2%

                                        5

- ---------------

(1) Shares are treated as "beneficially owned" if a person has or shares voting or dispositive power with respect to the shares or has a right to acquire the shares within 60 days of March 14, 1995. Unless otherwise indicated, total voting power and total dispositive power are exercised by each individual and/or a member of his household. The number of shares included in the table which a listed person or group has a right to acquire within 60 days of March 14, 1995 are: Mr. Kindt -- 1,500; Mr. Siewert -- 5,000 and directors and executive officers as a group -- 9,250.

(2) Less than 1%.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), 1299 Ocean Avenue, Santa Monica, CA 90401, a registered investment advisor, is deemed to own beneficially 232,800 Common Shares as of December 31, 1994. These shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFH Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all of these shares.

(4) Foyston, Gordon & Payne Inc., a registered investment counsel, is located at 151 Yonge Street, Suite 1208, Toronto, Ontario M5C 2W7.

(5) Tweedy, Browne Company L.P. ("TBC"), TBK Partners, L.P. ("TBK"), and Vanderbilt Partners, L.P. ("Vanderbilt") have an address at 52 Vanderbilt Avenue, New York, NY 10017. TBC is engaged primarily in the business of a securities broker-dealer and investment advisor. TBK and Vanderbilt are private investment partnerships engaged in the business of investing in securities for their own accounts. TBC, TBK, and Vanderbilt may be deemed to own beneficially 250,418, 15,000, and 5,500 Common Shares, respectively, and may also be deemed a group under the Securities Exchange Act of 1934. TBC, TBK, and Vanderbilt make no admission that they are members of a group, and they disclaim beneficial ownership of all of these shares.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Executive Compensation program is administered by the Compensation Committee of the Board of Directors. During 1994, the Committee was comprised of the three independent, nonemployee Directors listed below. The Committee has responsibility for fixing compensation for executives of the Company and considering employee benefit programs generally. The Committee submits the following report:

               "EXECUTIVE COMPENSATION POLICY. The Compensation Committee is committed to a strong, positive link between business, performance, and benefit programs. Our compensation policy is designed to improve shareholder value by: attracting and retaining highly qualified and productive individuals; maintaining externally competitive and internally equitable compensation; basing compensation levels on both Company and individual performance; and encouraging executive stock ownership so that the executive shares the same interests as the shareholder.

               BASE SALARY. The salaries of the executives are reviewed annually. The Committee establishes salary levels based on responsibility, Company performance, individual performance, internal equity, and competitiveness.

               STOCK OPTIONS. To better align the interests of Company management and the shareholder, the Company, in 1994, designed and adopted an employee stock option plan to replace the expired 1984 Employee Stock Option Plan. This new plan covers all divisions and subsidiaries of the Company.

               CEO AND OTHER OFFICER COMPENSATION. Mr. Robert J. Siewert has been President of the Company since 1988. Mr. Siewert's total compensation, as well as that of two additional Company officers, is set forth in the Summary Compensation Table. The Committee took into consideration the present economic situation of the country, as well as that of the machine tool industry, in considering compensation for all the Company's executives. For 1994, Mr. Siewert's salary was the same as for 1993, and the salary of the other two executive officers named in the Summary Compensation Table was slightly increased to better reflect compensation levels in the industry. No incentive compensation was payable to Mr. Siewert or any other officer for 1994 services. We believe that Mr. Siewert's total compensation, as well as that of the other officers, is competitive in the external marketplace and reflective of Company and individual performance. Throughout 1994, the Board of Directors of the Company did not modify or reject any action or recommendation of the Compensation Committee."

                                                       Compensation Committee

                                                        Robert B. Meeker

                                                        John M. Richardson

                                                        John F. Torley


SUMMARY COMPENSATION TABLE

     The following table sets forth the annual, long-term compensation and all other compensation paid by the Company for the fiscal years ended December 31, 1994, 1993, and 1992, to the chief executive officer and the other executive officers of the Company who earned in excess of $100,000 in salary and bonus for the fiscal year ended December 31, 1994 (the "Named Officers").

                                                          LONG TERM
                                                         COMPENSATION
                                                         ------------
                                                          NUMBER OF
                                                            COMMON
                                           ANNUAL           SHARES
  NAME AND PRINCIPAL                    COMPENSATION      UNDERLYING       ALL OTHER
        POSITION             YEAR        SALARY($)         OPTIONS        COMPENSATION(1)
- -----------------------    --------     ------------     ------------     ------------
Robert J. Siewert            1994         $185,000           5,000            $924
  President                  1993          185,000               0             899
                             1992          184,583               0             873
David E. Lundeen (2)         1994         $129,770           2,000            $908
  V.P. & General             1993          125,500               0             878
  Manager                    1992          119,500               0             837
Robert J. Kindt              1994         $124,250           2,000            $373
  V.P. & General             1993          115,500               0             347
  Manager                    1992          109,167               0             328

- ---------------

(1) The amount represents the Company's contribution for the Named Officers under the Company's Retirement Savings Plan.

(2) Mr. Lundeen retired in November, 1994 as an employee of the Company after more than 35 years of dedicated service.


FISCAL 1994 STOCK OPTION GRANTS

     The following table sets forth information concerning stock options granted in fiscal 1994 under the Company's 1994 Employees Stock Option Plan to the Named Officers. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms, assuming compound rates of stock appreciation of 0%, 5%, and 10%. The actual future value of the options will depend on the market value of the Company's common shares.

                                 INDIVIDUAL GRANTS(1)                POTENTIAL REALIZABLE
                     --------------------------------------------   VALUE AT ASSUMED ANNUAL
                     NUMBER OF   % OF TOTAL                          RATES OF STOCK PRICE
                      SHARES      OPTIONS                           APPRECIATION FOR OPTION
                     UNDERLYING  GRANTED TO                                 TERM(2)
                      OPTION    EMPLOYEES IN EXERCISE  EXPIRATION   -----------------------
        NAME          GRANTS       1994       PRICE      DATE       0%      5%        10%
- ------------------------------- ------------ --------  ----------   ---   -------   -------
Robert J. Siewert....    5,000      22.6%     $9.687     8/2/04     $0    $30,450   $77,150
David E. Lundeen.....    2,000       9.0%      9.687     8/2/04      0     12,180    30,860
Robert J. Kindt......    2,000       9.0%      9.687     8/2/04      0     12,180    30,860

- ---------------

(1) All options granted in 1994 were incentive stock options within the meaning of the Internal Revenue Code, and 25% of the shares subject to an option first become exercisable in each of the second, third, fourth, and fifth year after the date of grant. The Committee which administers the plan may permit the option price to be paid in cash, shares of the Company, or any combination of the foregoing.

(2) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates prescribed by rules of the Securities and Exchange Commission and are not intended to forecast possible appreciation of the Company's share price.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to unexercised options to purchase the Company's common shares granted under the Company's employee stock option plans to the Named Officers and held by them at December
31, 1994. None of the Named Officers exercised stock options during fiscal 1994.

                                 NUMBER OF SHARES
                                    UNDERLYING               VALUE OF UNEXERCISED IN-
                                UNEXERCISED OPTIONS              THE-MONEY OPTIONS
                                    AT 12/31/94                   AT 12/31/94(1)
                           -----------------------------   -----------------------------
          NAME             EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
- -------------------------  -----------     -------------   -----------     -------------
Robert J. Siewert........     5,000            5,000          $   0           $ 1,565
David E. Lundeen.........         0                0              0                 0
Robert J. Kindt..........     1,125            2,375              0               626

- ---------------

(1) None of the exercisable options held at fiscal year end by the Named Officers were in-the-money, and thus no values are indicated, because the fair market value of the underlying securities did not exceed the exercise price of the options.

RETIREMENT BENEFITS

     The Company provides retirement benefits for its salaried employees. The Company's Pension Plan A provides for benefits based on the average of the aggregate compensation during the five consecutive years of employment in the ten consecutive years of employment preceding retirement that yield the highest average. Compensation covered by the Plan includes salary paid for service rendered while an employee but excludes bonuses.

     The following table sets forth the estimated annual benefits payable at normal retirement (age 65) under the Company's Pension Plan A to an employee, including the Named Officers, with indicated final average base compensation, as defined in the Plan, and periods of service. The benefit amounts are based upon years of benefit service (not in excess of 35) multiplied by 1.25% of the final average base compensation. The amounts shown in the table below have been prepared on the straight life equivalent basis.

                                       ESTIMATED ANNUAL BENEFIT
 FINAL AVERAGE                 (ASSUMING RETIREMENT ON JANUARY 1, 1995)
  ANNUAL BASE        ------------------------------------------------------------
  COMPENSATION       15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
- ----------------     --------     --------     --------     --------     --------
    $125,000         $ 25,711     $ 34,281     $ 42,852     $ 51,422     $ 59,992
     150,000           30,853       41,138       51,422       61,706       71,991
     175,000           30,853       41,138       51,422       61,706       71,991
     200,000           30,853       41,138       51,422       61,706       71,991
     225,000           30,853       41,138       51,422       61,706       71,991

     The applicable years of benefit service as of January 1, 1995, for the Named Officers are Mr. Siewert -- 7 years, Mr. Lundeen -- 35 years, and Mr. Kindt -- 5 years. As noted above, Pension Plan A limits the maximum amount of benefits thereunder by assuming a maximum period of benefit service of 35 years.

COMMON SHARE PERFORMANCE GRAPH

     The following Common Share Performance Graph compares the five year cumulative return, assuming dividend reinvestment, from investing $100 on December 31, 1989, in each of the Company's Common Shares, the S&P 500 Index of companies, and a peer group of various machine tool companies (the "Peer Group") consisting of the following companies: Acme-Cleveland Corporation, Brown & Sharpe Manufacturing Company, Cincinnati Milacron, Inc., Gleason Corporation, The Monarch Machine Tool Company, Giddings & Lewis Inc., Hurco Companies Inc., Met-Coil Systems Corporation, and Salem Corporation.

      Measurement Period            Monarch
    (Fiscal Year Covered)         Machine Tool    Peer Group        S&P 500
12/31/89                             100.00          100.00          100.00
12/31/90                              77.00           74.00           97.00
12/31/91                              79.00           94.00          126.00
12/31/92                              93.00          134.00          136.00
12/31/93                              88.00          148.00          150.00
12/31/94                              81.00          125.00          152.00

SHAREHOLDER PROPOSAL

     Mr. Paul M. Lehman, 3747 E. Dorothy Drive, Orange, California 92669, owner of 65,800 common shares, has given notice that he intends to present for action at the Annual Meeting the following resolution:

          "Resolved that we the shareholders of The Monarch Machine Tool Company recommend to the board of directors that they engage an investment banker to advise them on ways to maximize shareholder value.

          "Supporting Statement. Despite management's statements over the past few years that operations would improve, the company is in its third consecutive year of reporting losses to its shareholders. The company reduced its annual dividend from $.80 to $.20 a share and it hasn't even been able to earn the reduced dividend. The common stock is trading near the low end of its range for many years and well below its book value.

          "In view of the company's poor performance, I believe it is time for the shareowners of the company to request that the directors explore other ways to maximize the shareholders investment. Your vote for this proposal will make that request clear to them."

     YOUR DIRECTORS RECOMMEND A VOTE AGAINST THIS PROPOSAL. Your Directors are unequivocally committed to maximizing shareholder value. The Board and management have, and will continue to be, focused on a business strategy which involves, among other things, divestiture of underperforming units, acquisition of compatible product lines, introduction of new products more responsive to market demand, and cost reduction. While the Company's bottom line performance has not yet reflected the benefits of these initiatives, the Board believes the Company is positioned to compete profitably and effectively on a long-term basis in the machine tool industry. Your Directors are opposed to the proposal to engage an investment banker because it is only one narrowly-focused method, and not the appropriate method at the present time to maximize shareholder value.

INDEPENDENT AUDITORS

     Coopers & Lybrand has been appointed as the Company's independent auditors for the fiscal year ending December 31, 1995, pursuant to the recommendation of the Company's Audit Committee. Coopers & Lybrand has served as independent auditors for the Company for more than 40 years.

     A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so, and to respond to appropriate questions, with respect to that firm's examination of the Company's financial statements for the fiscal year ended December 31, 1994.

OTHER MATTERS

     The Board of Directors has no knowledge of any other matters to be presented at the meeting. In the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on the particular matters.

1996 ANNUAL MEETING

     The 1996 Annual Meeting of Shareholders is currently scheduled to be held on May 7, 1996. The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for that meeting is November 30, 1995.

ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1994, was mailed on March 23, 1995, to each shareholder of record on March 14, 1995.

                                                THE MONARCH MACHINE TOOL COMPANY

                                                       ROBERT J. SIEWERT
                                                           President

March 28, 1995

                            FORM 10-K ANNUAL REPORT

     Copies of The Monarch Machine Tool Company's 1994 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, are available without charge (other than for exhibits) to shareholders upon written request sent to:

     Attention: Corporate Secretary
     The Monarch Machine Tool Company
     P.O. Box 668
     Sidney, Ohio 45365-0668
- ----------------------------------------------------
- ----------------------------------------------------

                                     NOTICE
                                       OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

- --------------------------------------------------------------------------------
      [MONARCH LOGO]                         [MONARCH LOGO]
- --------------------------------------------------------------------------------

                                   IMPORTANT

Each shareholder is requested to date, fill in, sign, and promptly return the enclosed Proxy in the envelope provided.

A shareholder wishing to attend the meeting may withdraw his Proxy if he has previously sent in his Proxy and vote in person.


                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                  MAY 2, 1995
- ----------------------------------------------------
- ----------------------------------------------------

                                   THE MONARCH MACHINE TOOL COMPANY

                                               P R O X Y

                                      ANNUAL MEETING, MAY 2, 1995

                           ROBERT B. RIETHMAN and EARL J. HULL, and each of
                       them, are hereby authorized to represent me at the Annual Meeting of Shareholders of the Company to be held on May 2, 1995, and at any adjournment, and at the meeting to vote my shares on the following:

                           1. Election of Directors.

                              / / FOR all nominees of the Board of Directors, namely William A. Enouen, Joseph M. Rigot, and Robert J. Siewert (except as marked to the contrary below), including authority to cumulate votes selectively among such nominees.

                              / / WITHHOLD AUTHORITY to vote for all nominees listed below.

                              (INSTRUCTIONS: To withhold authority to vote for
                                             any individual nominee, write that
                                             nominee's name on the line provided
                                             below.)

                           -----------------------------------------------------

                           2. Shareholder Proposal Described in Proxy Statement.

                              / / For    / / Against    / / Abstain

                           3. Upon any other business that may properly come
                              before the meeting.

                             (Continued, and to be signed, on the reverse side.)

                           (Continued from the reverse side.)

                                     THE MONARCH MACHINE TOOL COMPANY

                                                 P R O X Y

                           IT IS UNDERSTOOD THAT THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, AND, WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND AGAINST PROPOSAL 2.
                                                     THIS PROXY IS SOLICITED ON
                                                               BEHALF
                                                     OF THE BOARD OF DIRECTORS.
                                                    Dated                 , 1995
                                                          ---------------

                                                    ----------------------------

                                                    ----------------------------

                                                    Please sign your name as
                                                    imprinted hereon, and, in
                                                    the case of multiple or
                                                    joint ownership, all should
                                                    sign.

                                   Proxy Card